PPP Loan	6 Months Ended
Sep. 30, 2020
Debt Disclosure [Abstract]
PPP Loan

NOTE 12 – PPP LOAN

On May 1, 2020, the Company received $38,665 in loan proceeds pursuant to the Paycheck Protection Program enacted by the 2020 US Federal government Coronavirus Aid, Relief, and Economic Security Act. At September 30, 2020, the Company was obligated for the outstanding balance of $38,827, made up of $38,665 in principal and $162 in accrued interest. The principal and accrued interest may be forgivable and the Company has applied for forgiveness. The loan accrues interest at a rate of 1% per annum and matures on May 1, 2022; if not forgiven prior to December 1, 2020, the Company is required to pay monthly installments toward principal and interest until the note is paid in full.